UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 Date of report
                                 March 16, 2005
                        (Date of earliest event reported)

                              CAVALIER HOMES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          1-9792                                         63-0949734
          ------                                         ----------
   (Commission File Number)                   (IRS Employer Identification No.)


      32 Wilson Boulevard 100
          Addison, Alabama                                  35540
          ----------------                                  -----
(Address of Principal Executive Offices)                  (Zip Code)

                                 (256) 747-9800
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.
                  -------------------------

On March 16, 2005, Cavalier Homes, Inc. issued a press release entitled "Cavalier Files Notification of Late Filing for 2004 Form 10-K." A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. In addition, the information in this report shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporating language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.
                  ----------------------------------

(c)      Exhibits

99.1     Press release dated March 16, 2005.

SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                     CAVALIER HOMES, INC.
                                                         (Registrant)


Date: March 16, 2005                 By              /s/ Michael R. Murphy
                                       ----------------------------------------
                                                       Michael R. Murphy
                                                  Its Chief Financial Officer

                                                                   EXHIBIT 99.1


                                       From:          Cavalier Homes, Inc.
                                       Approved by:   David Roberson
                                       Subject:       Form 10-K Filing Extended
                                       Contact:       Mike Murphy (256) 747-9800

       CAVALIER FILES NOTIFICATION OF LATE FILING FOR 2004 Form 10-K

Addison, Ala. (March 16, 2005) - Cavalier Homes, Inc. (Amex: CAV) today announced that it has filed a notification of late filing with the Securities and Exchange Commission (SEC) with respect to the filing of its Annual Report on Form 10-K for the fiscal year ended December 31, 2004, as permitted by Rule 12b-25 under the Securities Exchange Act of 1934, as amended.

         The delay is primarily attributable to the Company's need for additional time to complete its assessment of internal controls under Section 404 of the Sarbanes-Oxley Act of 2002. As a result of the complex nature of the requirements, work was not completed in time to meet the filing deadline for the 2004 Form 10-K on March 16, 2005. Cavalier has filed a Notification of Late Filing on Form 12b-25 with the SEC, stating that the 2004 Form 10-K cannot be filed in a timely manner due to its ongoing analysis.

         Cavalier currently anticipates filing its 2004 Annual Report on or before the extended deadline of March 31, 2005, although management's report on internal controls required by Section 404 may not be completed and, therefore, may not be included in this filing by such deadline. Cavalier expects that management's Section 404 report will be filed within the additional 45-day extension period recently provided by the SEC to accelerated filers with a public float of less than $700 million. Because Cavalier's management has not completed its Section 404 assessment, there can be no assurances that material weaknesses will not be identified.

         Cavalier Homes, Inc. and its subsidiaries produce, sell, and finance manufactured housing. The Company markets its homes primarily through independent dealers, including exclusive dealers that carry only Cavalier products, and provides financial services primarily to retail purchasers of manufactured homes sold through its dealer network.

         You should be aware that Cavalier may not be able to file its Form 10-K within the time period outlined above. The main factor that could cause Cavalier to delay the filing of its Form 10-K beyond March 31, 2005, is that we may not be able to complete management's assessment of the effectiveness of our internal controls and, therefore, our external auditors may not be able to complete their audit of the effectiveness of these controls. With the exception of historical information, the statements made in this press release, including those containing the words "anticipates," "may," and "expects," and words of similar import, and those relating to industry trends and conditions, Cavalier's expectations for its results of operations in future periods, acceptance of Cavalier's new product initiatives and the effect of these and other steps taken in the last several years on Cavalier's future sales and earnings, and Cavalier's plans and expectations for addressing current and future industry and business conditions, constitute forward-looking statements, are based upon current expectations, and are made pursuant to the "Safe Harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain known and unknown assumptions, risks and uncertainties that could cause actual results to differ materially from those included in or contemplated by the statements, including among other matters, significant competitive activity, including promotional and price competition; interest rates; increases in raw material and energy costs; changes in customer demand for Cavalier's products; inherent risks in the market place associated with new products and new product lines; and other risk factors listed from time to time in Cavalier's reports filed with the Securities and Exchange Commission, including, but not limited to, those discussed or indicated in Cavalier's Annual Report on Form 10-K for the period ended December 31, 2003, under the heading "Item 1. Business-Risk Factors," and its Quarterly Report on Form 10-Q for the period ended September 25, 2004, under the heading "Safe Harbor Statement under the Private Litigation Reform Act of 1995," as filed with the Securities and Exchange Commission. Cavalier disclaims any obligation to update any forward-looking statements as a result of developments occurring after the issuance of this press release.


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